UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2008

MATINEE MEDIA CORPORATION
(Exact name of registrant specified in charter)

Nevada	000-50004	33-0976892
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Via Fortuna, Suite 675
Austin, Texas  78746
(Address of principal executive offices)  (Zip Code)

(512) 329-5843
(Registrant’s telephone number, including area code)

FILTERING ASSOCIATES, INC.
1495 Belleau Road, Glendale, California  91206
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets

On February 11, 2008, Filtering Associates, Inc., a Nevada corporation (“Filtering”), consummated a merger with Matinee Media Corporation, a Texas corporation (“Matinee”), in which Matinee merged with and into Filtering, with Filtering remaining as the surviving corporation (the “Company”), pursuant to the Agreement and Plan of Merger dated April 13, 2006, as amended, among Filtering, Matinee and certain stockholders of Filtering (the “Merger Agreement”).  In connection with the merger, the holders of Matinee common stock were issued an aggregate of 13,968,597 shares of Filtering common stock.

Upon the effectiveness of the merger, Filtering changed its name to “Matinee Media Corporation.”

Section 5 — Corporate Governance and Management

Item 5.01  Change in Control of Registrant

Reference is made to the disclosure described the Registration Statement containing a definitive Proxy Statement/Prospectus (No. 333-148277), dated January 14, 2008 (the “Registration Statement”) in the Section entitled “The Agreement and Plan of Merger” beginning on page 28, which is incorporated herein by reference.

Business

The business of Matinee is described in the Registration Statement in the Section entitled “Information about Matinee Media” beginning on page 55, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business is described in the Registration Statement in the Section entitled “Risk Factors” beginning on page 16, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Employees

The employees of the Company are described in the Registration Statement in the Section entitled “Directors and Management of Surviving Corporation Following the Merger” beginning on page 80, which is incorporated herein by reference.

Properties

The properties of the Company is described in the Registration Statement in the Section entitled “Information about Matinee Media” beginning on page 55, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Company’s common stock immediately after the consummation of the merger is described in the Registration Statement in the Section entitled “Securities Ownership of Certain Beneficial Owners and Management” beginning on page 87, which is incorporated herein by reference.

Directors, Executive Officers and Corporate Governance

The directors and executive officers of the Company upon consummation of the merger are described in the Registration Statement in the Section entitled “Directors and Management of Surviving Corporation Following the Merger” beginning on page 80, which is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Registration Statement in the Section entitled “Directors and Management of Surviving Corporation Following the Merger — Executive Compensation” beginning on page 82, which is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions are described in the Registration Statement in the Section entitled “Certain Relationships and Related Transactions” beginning on page 85, which is incorporated herein by reference.

Legal Proceedings

The legal proceedings of the Company are described in the Registration Statement in the Section entitled “Legal Matters” beginning on page 96, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The market price of and dividends on the Company’s common stock and related stockholder matters are described in the Registration Statement in the Section entitled “Market Price for Common Equity and Related Stockholder Matters” beginning on page 90, which is incorporated herein by reference.

Effective February 19, 2008, the Company’s common stock will begin being quoted on the Over-the-Counter Bulletin Board under the new symbol “MNEM”.

Description of Registrant’s Securities to be Registered

                The description of the Company’s securities are described in the Registration Statement in the Section entitled “Description of Securities of Surviving Corporation” beginning on page 94, which is incorporated herein by reference.

Indemnification of Directors and Officers

The Company’s bylaws provide that any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another, partnership, joint venture, trust or other enterprise shall be entitled to be indemnified by the corporation upon the same terms, under the same conditions, and to the same extent as authorized by Nevada Revised Statutes Section 78.7502 (“NRS”), if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 78.7502 of the NRS provides as follows:

Indemnification of directors and officers.

(1)                                  A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director or officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he reasonable believed to be in or not opposed to the bests interests of the corporation, or that, with respect to any criminal action or proceedings, he had reasonable cause to believe that his conduct was unlawful.

(2)                                  A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer, employee or agent of the corporation, or is or was serving at the request of the corporation, or is or was serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he (a) is not liable pursuant to NRS 78.138 or (b) acted in good faith and in a manner which he reasonably believed to be in or not, opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for negligence or misconduct in the performance of his duty to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(3)                                  To the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (1) or (2) of this section, or in the defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, Mr. David Y. Choi was replaced as the sole member of the Company’s Board of Directors by Messrs. Robert W. Walker, Stephen M. Hackerman, Jordan Levin and Evan Smith.  Mr. David Y. Choi was also replaced as the sole officer of the Company by (1) Mr. Robert W. Walker, Chief Executive Officer and President, and (2) Mr. Kevin W. Mischnick, Vice President and Chief Financial Officer.  Reference is made to the disclosure described in the Registration Statement in the Section entitled “Directors and Management of Surviving Corporation Following the Merger” beginning on page 80 and “Certain Relationships and Related Transactions” beginning on page 85.  Attached to this Current Report as Exhibits 10.5 and 10.6 are the Employment Agreements between the Company and Messrs. Walker and Mischnick, respectively.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, on February 11, 2008, the Company filed with the Secretary of State of the State of Nevada articles of merger that, among other things, amend the Company’s articles of incorporation to reflect the name change to “Matinee Media Corporation.”

Item 5.06  Change in Shell Company Status

The material terms of the merger of Matinee with and into Filtering, which had the effect of causing the Company to cease to be a shell company, are described in the Registration Statement in the Section entitled “The Merger” beginning on page 44, which is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The financial statements and selected financial information of Matinee were included in the Registration Statement in the Sections entitled “Selected Historical Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Matinee Media”  and “Index to Financial Statements” beginning on pages 14, 70 and F-1, respectively.

(d)                                 Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated April 13, 2006, by and among the Registrant, Matinee Media Corporation and certain stockholders of Registrant (incorporated by reference to Exhibit 10 to the Registrant’s Annual Report on Form 10-KSB filed on April 17, 2006).

2.2

First Amendment to Agreement and Plan of Merger, dated December 18, 2006, between the Registrant, Matinee Media Corporation and certain stockholders of the Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 22, 2006).

2.3

Second Amendment to Agreement and Plan of Merger, dated as of May 31, 2007, between the Registrant, Matinee Media Corporation and certain stockholders of Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on June 5, 2007).

2.4

Third Amendment to Agreement and Plan of Merger, dated as of September 17, 2007, between the Registrant, Matinee Media Corporation and certain stockholders of Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 20, 2007).

3.1	Articles of Incorporation.*
3.2	By-laws.*
3.3	Articles of Merger.†
4.1	Registration Rights Agreement among Matinee Media Corporation and certain purchasers of its common stock and warrants, dated April 3, 2006.†
10.1

Option Agreement, dated August 1, 2007, by and between Matinee Media Corporation and Ace Radio Corporation regarding the construction permit for the FM radio station, frequency 99.5, in Yarnell, Arizona.†

10.2

Option Agreement, dated August 1, 2007, by and between Matinee Media Corporation and Able Radio Corporation regarding the construction permit for the FM radio station, frequency 107.3, in Aquila, Arizona.†

10.3	Form of Common Stock Purchase Warrant issued by Matinee Media Corporation to certain purchasers, dated April 3, 2006.†
10.4	Matinee Media Corporation 2006 Long-Term Incentive Plan.†
10.5	Employment Agreement by and between Robert W. Walker and Matinee Media Corporation dated as of September 20, 2006.†
10.6	Employment Agreement by and between Kevin W. Mischnick and Matinee Media Corporation dated as of September 20, 2006.†

*                                         Incorporated by reference to the exhibits of the same number filed with the Registrant’s Registration Statement on Form SB-2 filed on January 23, 2002.

†                                          Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matinee Media Corporation

By:	/s/ Robert W. Walker
Name:	Robert W. Walker
Title:	President and Chief Executive Officer

Dated: February 15, 2008